Exhibit 99.1

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SCI's long-term growth strategy

- Approach business by customer segment
- Leverage scale and drive operating discipline
- Manage the footprint

Profitable growth

4

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Bank of America
2006 Investment Conference
San Francisco, CA
September 18, 2006

Service Corporation International

[LOGO OF SCI]

Forward-looking statements

The statements in this presentation that are not historical facts are forward-looking statements made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  These statements may be accompanied by words that convey the uncertainty of future events or outcomes.   These statements are based on assumptions that the Company believes are reasonable; however, many important factors could cause the Company’s actual results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company.

For further information on these and other risks and uncertainties, see our Securities and Exchange Commission filings, including our 2005 Annual Report on Form 10-K, as amended.  Copies of this document as well as other SEC filings can be obtained from our website at www.sci-corp.com. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.

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SCI is well-positioned for profitable growth

•	Leading position in industry further strengthened by pending acquisition of the Alderwoods Group

•	Geographic scale and scope featuring a national brand	[GRAPHIC APPEARS HERE]

•	Favorable long-term demographic trends

•	Strong balance sheet, cash flow and positive operational outlook

•	Demonstrated commitment to returning value to shareholders

•	Growth opportunities as we utilize scale and tailored customer approach to create differentiation

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SCI’s long-term growth strategy

Approach business by customer segment

Leverage our scale and drive operating discipline	Profitable growth

Manage the footprint

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Approach the business by customer segment

Customer segmentation	Leverage scale	Manage footprint

•	Segment our consumers based upon their needs

• Needs-based approach more effective than demographics

•	Identified consumer segments

Funeral	Cemetery
Quality/Prestige	Premium/Prestige
Customs Conscious	Standard
Convenience/Location
Price

•	Tailor our business operating strategies to consumer segments

	•	Drop our one-size-fits-all approach

	•	Focus resources on most profitable segments

	•	Respond better to changing demographic trends

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Leverage our scale & drive operating discipline

Customer segmentation	Leverage scale	Manage footprint

•	Align pricing strategies with customer segments; centralize and simplify pricing process

• Focus pricing on service and cemetery property, our competitive advantages

•	Implement operating standards

• Develop benchmarks and shared best practices for increased productivity

•	Focus preneed efforts on right product for right customer

• Align incentives with product value to SCI; reward incrementality

•	Pursue affinity opportunities and more fully utilize our purchasing power

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Manage the footprint

Customer segmentation	Leverage scale	Manage footprint

•	Categorize our footprint based on customer segmentation model

•	Target expansion growth differentially, focusing on highest return segments

	•	FUNERAL: Target segments that value high quality service/memorialization, our core competency

	•	CEMETERY: Target combos and attractive stand-alones

•	Prioritize capital spending according to consumer model

	•	Proactive funeral home facility CAPEX to ensure facilities meet consumer expectations

	•	Cemetery maintenance standards based on revenue, life-cycle stage and endowment care trust fund levels

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Acquisition of Alderwoods
Transaction overview

•	Definitive agreement signed on April 3

• $20 per share (all cash)

• Equity value $856 million plus assumption of debt of $352 million

•	Investment returns meaningfully exceed SCI’s weighted average cost of capital

•	Immediately accretive to operating cash flow, excluding one-time implementation costs

•	Strong cash flow generation and planned divestitures reduce financial risk

•	Detailed integration plan in place and integration teams have been very active

•	Anticipate transaction will close in early 4th quarter upon completion of regulatory approvals

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Acquisition of Alderwoods
Strategic fit

Fully consistent with SCI’s long-term strategy

•	Approach business by customer segment

	•	Provides a broader platform to pursue customer-focused operating strategies, as well as national branding and affinity partnership initiatives

•	Leverage scale and drive operating discipline

	•	Allows SCI to further leverage costs, share best practices, more fully utilize purchasing power and augment the Company’s talent pool with the most capable managers

	•	Increased preneed backlog (~$7 billion) enhances long-term revenue stability

•	Manage the footprint

	•	Increases presence in target markets; key new facilities including Rose Hills

	•	Pro forma combined company had 1,681 funeral homes and 484 cemeteries across 46 states, 8 Canadian provinces and Puerto Rico at 6/30/06

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Acquisition of Alderwoods
Funding and planned divestitures

•	Estimated transaction funding

	•	$550 million of cash on hand

	•	$850 million of new debt (including requirements for recent SCI tender offer)

•	Planned divestitures

	•	FTC mandated and other SCI divestitures are anticipated to generate $200 million of proceeds in near future

	•	Comprehensive review of combined properties after close expected to result in additional divestitures

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Acquisition of Alderwoods Cost savings

•	Expected cost savings of $60-$70 million to be realized within 18 months of closing (including $15 million in first 12 months)

	•	Duplicate systems and infrastructure

	•	Management structure duplication

	•	Public company and redundant corporate costs

•	Systems and infrastructure upgrades completed at both companies and are compatible for ease of integration

•	One-time implementation costs to realize synergies of approx $60 million

•	Other one-time costs (financing and other deal costs, legal and accounting costs) of approx $75 million

	•	Includes $25 million of tender fees for SCI and AWGI debt

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Acquisition of Alderwoods Selected combined pro forma information

Excludes impact from expected divestitures

•	Revenues of approx $2.5 billion (6/30/06 LTM)

	•	Approx 15% of total market

•	Adjusted EBITDA(1) of approx $445 million

	•	SCI expectations for 2006 of approx $350 million plus AWGI LTM 6/30/06 of approx $95 million

	•	Does not include expected cost savings of $60-$70 million

•	Projected cash flow from operations(2) of approx $400 million with full realization of synergies and excluding one-time costs

	•	Does not assume cash taxes as neither company is currently a cash taxpayer. Management estimates becoming a cash taxpayer in mid 2007

(1)	See definition and calculation of Adjusted EBITDA at the end of this presentation.

(2)

Excluding unusual items such as legal settlements, cash balance pension plan contribution, premiums paid on early extinguishments of debt, tax refunds, special trust receipts, restricted cash from insurance operations and other.

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Acquisition of Alderwoods Target Ratios

	Target	2008E

Long-term Target Ratios
Operating cash flow less certain capex1/Interest Expense	>1.5x	2.2x
Net Debt2/Operating cash flow less certain capex	5x to 7x	3.6x
Net Debt/Total Net Capital[3]	40% to 45%	38%

Note: 2008E assumes no share repurchases or re-financings post-close

(1)	Cash flows from operations (excluding unusual items) less capital expenditures (excluding expenditures to construct new funeral home facilities and other growth capital).

(2)	Total debt less cash on hand.

(3)	Net debt (as defined above) plus stockholders’ equity.

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SCI Q2 06 highlights and 2006 Guidance

(In millions, except funeral services performed, average revenue per funeral service and gross margin percentage)

		Q2 06	Q2 05	Change	Outlook 2006

Comparable North America
Funeral
Revenues		$274.3	$269.1	1.9%	$1,100 to $1,130
Gross margin percentage		19.1%	18.2%		18% to 22%
Total funeral services performed		55,941	59,179	-5.4%
Average revenue per funeral service		$4,737	$4,333	9.3%
Cemetery
Revenues	(1)	$151.0	$141.9	6.4%	$545 to $575
Gross margin percentage		20.3%	15.6%		13% to 18%
Cash Flow and Capital Expenditures
Cash flow from operations	(1)	$71.4	$63.3	12.7%	$290 - $315
Total capital expenditures		$21.5	$23.2	-7.3%	$105 - $120

(1)

Includes the receipt and recognition of $7.9M of endowment care income as a result of the resolution of disputes over ownership rights to the funds.  This income was not distributed during the dispute period, which began in late 2004.

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Expectations for second half of 2006

•	Significant focus on closing and integration of AWGI

•	Recapitalization of French operations resulted in a one-time distribution of approx $11 million received in Q3 06

•	Continued strong increases in funeral average due to our strategic pricing initiative (from product to service)

•	Favorable impact from the operating staffing metrics we are now utilizing

•	Improvements in cemetery sales production

•	We expect to finish the year on the high side of guidance for EPS and cash flow

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Investment summary

•	Predominant leader in a stable industry

•	Significant cash flows, liquidity and financial flexibility

•	Short-term growth opportunity

	•	Successfully integrating the Alderwoods acquisition

	•	Utilizing more centralization and standardization to take advantage of our scale

	•	Aligning preneed and pricing strategies with customer segments and our competitive advantages

•	Long-term differential growth opportunity

	•	Tailoring our business approach by customer segment

	•	Footprint expansion in customer segments in which we excel

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Bank of America
2006 Investment Conference
San Francisco, CA
September 18, 2006

Service Corporation International

[LOGO OF SCI]

Non-GAAP financial terms: EBITDA, Adjusted EBITDA

“EBITDA” represents net income (loss) plus provision (benefit) for income taxes, interest expense, and depreciation and amortization less interest income.

“Adjusted EBITDA” as used in this presentation represents EBITDA further adjusted to reflect the impact of (i) gains and losses on dispositions and impairment charges in all periods presented, (ii) gains and losses on the early extinguishment of debt (iii) income and losses from discontinued operations in all periods presented, and (iv) cumulative effect of accounting changes.

We believe EBITDA and Adjusted EBITDA facilitate company to company comparisons by backing out potential differences caused by variations in capital structure (affecting interest expense), taxation and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to general performance or liquidity. Our calculations of EBITDA and Adjusted EBITDA are not necessarily comparable to other similarly titled measures of other companies.

EBITDA and Adjusted EBITDA are not a measure of performance or liquidity under accounting principles generally accepted in the United States (GAAP) and should not be used in isolation or as a substitute for net income (loss), cash flows from operating activities or other income or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity.

We have included information concerning EBITDA and Adjusted EBITDA as analytical tools and you should not consider these measures in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	EBITDA and Adjusted EBITDA do not reflect our current cash expenditure requirements, or future requirements, for capital expenditures or contractual commitments;

•	EBITDA and Adjusted EBITDA do not reflect the changes in, or cash requirements for, our working capital needs;

•	EBITDA and Adjusted EBITDA do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized often will have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacement; and

•	Our measure of EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

Because of these limitations, EBITDA should not be considered as discretionary cash available to us to reinvest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using EBITDA only supplementally.

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EBITDA reconciliation – LTM 6/30/06

LTM June 30, 2006	SCI historical	Alderwoods historical

Income from continuing operations before cumulative effect of accounting change	$65	$21.9
Provision for income taxes	37.4	(6.1)
Interest expense	105.8	28.5
Interest income	(21.5)	0.0
Amortization of stock compensation	4.9	1.6
Depreciation & amortization	84.2	42.8

PF EBITDA	$276.8	$88.7
Adjustments:
(Gain) loss on dispositions and impairment charges, net	32.3	0.8
Adjustment for capital lease conversions	14.1	0.0
One-time gains in G&A	0.0	0.0
Legal expense related to the proposed merger to SCI	0.0	2.8

PF Adjusted EBITDA	$323.2	$92.3
Less: “Other income” above AMLIC revenues and surety expenses, net	(5.2)	0.7

PF Adjusted EBITDA from operations [1]	$318.0	$93.0

[1]	Conforming to certain definitions in the credit agreement

SCI’s expectations for 2006 Adjusted EBITDA of $350 million cannot be reconciled to Income from continuing operations calculated in accordance with GAAP because this measure is not currently accessible on a forward-looking basis. Significant items that would impact the reconciliation of Income from continuing operations to Adjusted EBITDA include gains and losses on dispositions and impairment charges, adjustments for capital lease conversions, gains and losses on the early extinguishment of debt, income and losses from discontinued operations, and cumulative effect of accounting changes.

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